U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[   ] Definitive Information Statement

EGPI FIRECREEK, INC.
(Name of the Company as Specified in its Charter)

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i

INFORMATION STATEMENT

April 19, 2007

EGPI FIRECREEK, INC.

6564 Smoke Tree Lane

Scottsdale, Arizona 85253

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of EGPI Firecreek, Inc., a Nevada corporation (the "Company"), to the holders of record at the close of business on January 10, 2007 ("Record Date"), of the Company's outstanding common voting stock, par value $0.001 per share ("Common Stock") pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

This Information Statement informs shareholders of actions taken and approved on January 10, 2007 the principal shareholders of the Company’s common stock including, Rupert M. Johnson voting his own and those of Tirion Group, Inc., Dennis R. Alexander, Dermot McAtamney, Dermot McAtamney as Proxy for shares, Dr. Mousa Hawamdah, Melvena Alexander, Joanne Sylvanus, Steven Antebi, Tom Richards, Dr. Rusbek Bisultanov, Timor Bisultanov, Carlos Aliman, Joe Vasquez, Dutchess Equities, John Bruynell, Stu Siller, J. Scott Gardner, Larry Trapp, John R. Taylor, William E. Merritt, George B. Faulder, Dennis Flyer, J. Michael Hester, Richard Henry Faulder, Dr. James Howard, Betty LaRue, Cindy Rybarczyk, Fernando Urcelay, Ted Tomerlin, Sergiu Caldararu, Profitabil E-Business Srl, (collectively, the “Majority Shareholders”). The Majority Shareholders are the beneficial owners of approximately 67.22% and own or control approximately 60.50% of the issued and outstanding shares. The only business of the meeting was as follows:

(1) To elect four (4) members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in 2008 or until their successors are duly elected and qualified; and

(2) To ratify the appointment of Donahue Associates, L.L.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2007:

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO
SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

The Company's Majority Shareholders are the beneficial owners of approximately 67.22% of the issued and outstanding shares of the Company's $0.001 par value common voting stock (the "Common Stock"). The Majority Shareholders have voted for management's nominees for election as Directors and the ratification of the appointment of Donahue Associates, L.L.C., as the Company's independent certified public accountants for the fiscal year ending December 31, 2007. The Company has received the executed Written Consent from the majority of shareholders, effective on January 21, 2007. A complete summary of each of these matters is set forth herein.

The stockholders of record at the close of business on January 10, 2007 are being furnished copies of this Information Statement. This Information Statement is being mailed to the stockholders of the Company, commencing on or about April 30, 2006 to May 5, 2007.

Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing the Company’s stockholders, in the manner required under the Securities Exchange Act of 1934, as Amended, of these corporate actions.

This Information Statement is circulated to advise the Company’s shareholders of action already approved by written consent of the Majority Shareholders who collectively hold a majority of the voting power of our Common Stock. Pursuant to Rule 14c-2 under the Exchange Act the proposals will not be effective until twenty (20) days after the date this Information Statement is preliminarily filed with the Securities and Exchange Commission and a definitive Information Statement mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

NO DISSENTERS' RIGHTS

Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive, none of the corporate actions described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY
STOCKHOLDER APPROVAL HAS BEEN PREVIOUSLY OBTAINED
FROM THE MAJORITY SHAREHOLDERS

CONSENTING SHAREHOLDERS

As of January 10, 2007, the Company had 395,367,446 issued and outstanding shares of Common Stock of which were entitled to one vote on any matter brought to a vote of the Company's stockholders. By written consent in lieu of a meeting, dated January 10, 2007, the Board of Directors and the Majority Shareholders:

(1) Elected four (4) members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in 2008 or until their successors are duly elected and qualified; and

(2) Ratified the appointment of Donahue Associates, L.L.C., as the Company's independent certified public accountants for the fiscal year ending December 31, 2007.

Effective on January 21, 2006, the following Majority Shareholders of Record on January 10, 2007, who collectively owned approximately 239,379,216 shares, or 60.50% of our voting common stock, consented in writing to the proposed actions:

Present Issued and Outstanding	395,643,946	100%

	Shares
Name of Consenting Shareholder	Eligible	Percent

Tirion--Rupert M. Johnson	84,496,340	21.37%
Dennis R. Alexander	27,412,500	6.93%
Dermot McAtamney	15,000,000	3.79%
Dermot McAtamney-Proxy for shares	3,200,000	0.81%
Dr. Mousa Hawamdah	9,270,114	2.34%
Melvena Alexander	4,815,000	1.22%
Joanne Sylvanus	1,000,000	0.25%
Steve Antebi	20,000,000	5.06%
Tom Richards	4,080,000	1.03%
Rusbek Bisultanov	9,000,000	2.28%
Timor Bisultanov	4,100,000	1.04%
Carlos Aliman	2,160,912	0.55%
Joe Vasquez	4,300,000	1.09%
Dutchess Equities	3,000,000	0.76%
John Bruynell	3,000,000	0.76%
Stu Siller	4,425,000	1.12%
J. Scott Gardner	1,597,000	0.40%
Larry Trapp	2,200,000	0.56%
John R. Taylor	12,212,887	3.09%
George B. Faulder IV	10,028,409	2.54%
William E. Merritt	9,862,887	2.49%
Dennis Flyer	68,949	0.02%
J. Michael Hester	2,379,500	0.60%

Richard Henry Faulder	687,532	0.17%
Dr. James Howard	124,752	0.03%
Betty LaRue	100,000	0.03%
Cindy Rybarczyk	250,000	0.06%
Fernando Urcelay	100,000	0.03%
Ted Tomerlin	100,000	0.03%
Sergiu Caldararu	202,434	0.05%
Profitabil E-Business Srl	205,000	0.05%

Total Effective
Votes	239,379,216	60.50%

We are not seeking written consent from any of our shareholders and our other shareholders will not be given an opportunity to vote with respect to the transactions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

-	Advising shareholders of the action taken by written consent by Nevada Law; and
-	Giving shareholders advance notice of the actions taken, as required by the Exchange Act.

Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Nevada law to dissent or require a vote of all our shareholders.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 10, 2007, the number of shares of Common Stock which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Voting Common Stock, and “Affiliates” of the Company, (ii) each director, (iii) each executive officer and affiliate and (iv) all directors and executive officers as a group. As of January 10, 2007, there were a total of 395,367,446 of our Voting Common shares, and no Preferred, issued and outstanding.

The following table sets forth the security ownership of executive officers, directors and certain beneficial owners of more than five percent (5%) of the Company’s Voting Common Stock as of January 10, 2007. Unless otherwise stated by footnote, the Company believes the shares indicated were held directly.

						*Percent
Title of	Name and Address	Beneficial			*Eligible to	of
Class	of Beneficial Owner	Ownership			Vote	Class

Common	Dennis R Alexander	30,012,500	**	(1)	27,412,500	6.93%
	6564 Smoke Tree Lane
	Scottsdale, Arizona 85253

Common	Rupert C. Johnson	89,846,340		(2)	84,496,340	21.37%
	P.O. Box 3461
	6 Place Des Eaux-Vives 1211
	Geneva 3
	Switzerland

Common	Dermot McAtamney	18,350,000		(3)	15,000,000	3.79%
	c/o 6564 Smoke Tree Lane
	Scottsdale, Arizona 85253

Common	Dr. Mousa Hawamdah	11,270,994	**	(4)	9,270,174	2.34%
	c/o 6564 Smoke Tree Lane
	Scottsdale, Arizona 85253

Common	Melvena Alexander	5,315,000	**	(5)	4,815,000	1.22%
	6564 Smoke Tree Lane
	Scottsdale, Arizona 85253

Common	All Officers and Directors
	as a Group (5-Persons)	154,793,954			140,993,954	35.66%

*	Percent of class on shares is calculated that are eligible to vote.
**

Indicates persons in the preceding table, and corresponding footnotes, are also part of and bound by a voting agreement, along with other shareholders (please see “Exhibit 99.3” to a Current Report on Form 8-K filed April 7, 2005, incorporated herein by reference).

(1) Includes 27,412,500 shares owned directly by Mr. Alexander, and 300,000 in the name of his wife, Deborah L. Alexander. There are 50,000 shares in the name of Ashton Alexander and 50,000 shares in the name of Sarah Alexander, his two minor children, and he has voting power over 50,000 in the name of Aaron  Alexander, and 50,000 in the name of Julie Alexander-Schumacher, his wife’s adult children. Also included are i) 600,000 shares of restricted common stock under presently exercisable stock options, which may be purchased by Mr. Alexander after November 30, 2000, ii) 2,000,000 shares of restricted common stock under presently exercisable stock options which may be purchased by Mr. Alexander after February 9, 2005.

(2) Includes 16,500,000 shares received directly by Mr. Johnson, along with 67,996,340 shares in which Mr. Johnson has voting power over the shares by virtue of being the General Manager of Tirion Group, Inc., the actual owner of the shares. Also reflected in the table: i) Tirion indirectly controls warrants to purchase 2,000,000 shares of common stock and has voting and dispositive power over the shares. Common Stock underlying these presently exercisable warrants may be purchased by Tirion Group, Inc. after May 18, 2005; ii) As of February 2006, Tirion Group, Inc. indirectly owns by virtue of an assignment, warrants to purchase 3,350,000 shares of common stock and has voting and dispositive power over the shares by virtue of Mr. Johnson being the General Manager of Tirion Group, Inc., the actual owner of these shares.

(3) Includes 15,000,000 shares owned directly by Mr. McAtamney.  Mr. McAtamney indirectly owns warrants to purchase 3,350,000 shares of common stock and has voting and dispositive power over the shares by virtue of being the principal of DLM Asset Management, Inc., the beneficial owner of these shares. Common Stock underlying these presently exercisable warrants may be purchased by DLM Asset Management, Inc. after June 14, 2005.

(4) Includes 9,270,174 shares owned directly by Dr. Hawamdah. Also included are 2,000,000 shares of restricted common stock under presently exercisable stock options, which may be purchased by Mr. Hawamdah after February 9, 2005.

(5) Includes 4,815,000 shares owned directly by Mrs. Alexander. Also included are 500,000 shares of restricted common stock under presently exercisable stock options, which may be purchased by Mrs. Alexander after November 30, 2000.

________________

ELECTION OF DIRECTORS

The following table sets forth certain information with respect to persons elected to the Board of Directors of the Company by the Written Consent:

NAME	AGE	POSITION WITH COMPANY

Dennis R. Alexander	52	Chairman, President, and CFO of the Company, Firecreek Petroleum, Inc., and Director of IYSG Ltd.
Rupert C. Johnson	57	Director of the Company
Dermot McAtamney	51	Director, Executive Vice President, and Co-Treasurer of the Company, and Firecreek Petroleum, Inc.
Dr. Mousa Hawamdah	58	Director of the Company and Firecreek Petroleum, Inc. -Libyan Government Advisor

BUSINESS EXPERIENCE OF CURRENT DIRECTORS AND OFFICERS
AT JANUARY 2007.

Dennis R. Alexander has served as Chairman, President and CFO of the Company and Firecreek Petroleum, Inc. since February 10, 2007. He served as Chairman and CFO of the Company and Firecreek Petroleum, Inc. since July 1, 2004 through February 9, 2007 having served as the President and Director of the Company from May 18, 1999 to June 30, 2004. In September 1998 he was a founder, and from January 19, 1999 through its acquisition with the Company served as President and Director of Energy Producers Group, Inc. From April 1997 through March 1998, served as CEO, Director, Consultant of Miner Communications, Inc., a media communications company. From April 26, 1997 through March, 1998 he was a director of Rockline, Inc., a private mining, resource company, and a founder of World Wide Bio Med, Inc., a private health-bio care, start up company. Since March 1996 to the present he has owned Global Media Network USA, Inc., which has included management consulting, advisory services. Mr. Alexander devotes approximately 60 to 80 hours per week minimum, and more as required, to the business of the Company.

Rupert C. Johnson has served as a Director of the Company since October 4, 2005. Mr. Johnson is the General Manager of the Tirion Group, Inc., based in Switzerland, which is engaged in business processes in the Resources Sector, with its concentration towards Oil and Metals in production and marketing related activities. Tirion has assisted the Company’s Strategic operations, corporate objectives, and provided funding. Mr. Johnson has extensive experience in Consulting and Investments through his business interests in resources and trading. He has developed projects in oil products in the Middle East, Southern Africa and Central Europe. Mr. Johnson’s concentration is towards cash producing investment, working with investment funds and other sources of finance. He has working relationships with several oil, mining and oil trading entities. Tirion holds small interests in certain trading and mining ventures. Mr. Johnson was formerly founding CEO and largest private shareholder of a trading and investment business involved in the oil, chemical and metal, and agricultural sectors in the Sub Saharan African continent known as the EXTRADE Group. The group’s base was mainly operated from Cape Town and Johannesburg for the African Region and internationally from the UK and Switzerland The group developed substantial trade and supportive investments in petroleum in refining, storage and retail, storage and land investments in Agriculture. The group also developed partnerships with multi-national associated business entities based in several African countries, Singapore, Germany, Switzerland, Argentina and Brazil, Black Sea countries and in the Middle East. The group which commenced business in 1985, was, prior to its dissolution commencing in 2001/2, one of the largest privately owned businesses in the Southern African region employing over 1000 staff and with assets in excess of $100 million. Several of the unbundled businesses remain today in controlling roles in their activities in certain regions in the Sub Saharan continent.

Dr. Mousa Hawamdah has been a Director since July 1, 2004, and Chairs the Audit Committee. He has been a Libyan Political envoy, since July 1, 2004, and was an officer of the Company and Firecreek Petroleum, Inc. until December 29, 2004. Dr. Mousa is the President and significant shareholder GAMA Oil and Gas, Inc., a Libyan corporation that is domesticated in Ottawa, Canada. He was born in Libya and became a U.S. citizen in 1982. Dr. Mousa has a Bachelor’s Degree from San Jose State University in Geology. He has a Master’s and Doctorate Degree in Physics from Georgetown University.

Dermot L. McAtamney has served as a Director, Executive Vice President, and Co-Treasurer of the Company and Firecreek Petroleum, Inc. since February 10, 2007, and as a Director of the Company since January 21, 2007. He has served on the Finance Committee of the Company since November 30, 2005 and the Shareholder and Investor Relations Committee since April 8, 2006. Mr. McAtamney has also served on the Executive, Legal, Compensation and Stock Option committees since January 21, 2007. From June 2004 to the present Mr. McAtamney has been a consultant to the Company, acting in various capacities related to finance structuring, business review, and assisting the Board of Directors. From June

1999 to June 2004, Mr. McAtamney worked privately as a consultant to various companies acting as financial advisor to them in their efforts to perfect business plans and raise capital through private equity transactions. Mr. McAtamney brings over 25 years of financial experience to the Company having begun his career with the Federal Reserve Bank of New York in the foreign exchange department in 1979. Over the years, Mr. McAtamney has actively traded international currency and bond markets at institutions such as Bank of Montreal, Continental Grain and Shearson Lehman. Mr. McAtamney graduated from St. John’s University with a BA in Economics in 1978.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has the following committees: Audit Committee, Nominating Committee, Executive Committee, Projects Committee, Compensation and Stock Option Committee, Administration and Legal Committee, Finance Committee, and Shareholder and Investor Relations Committee.

In 2006, we are again in process of evaluating various committee structures, and persons capable of becoming independent seat(s), and to provide for more independent committee functionability and standards.

That the Audit Committee is composed of two members: Dr. Mousa Hawamdah, its Chairman, and Mrs. Joanne Sylvanus, a consultant, member.

The responsibilities of the Audit Committee include: (1) the recommendation of the selection and retention of the Company’s independent public accountants; (2) the review of the independence of such accountants; (3) to review and approve any material accounting policy changes affecting the Company’s operating results; (4) the review of the Company’s internal control system; (5) the review of the Company’s annual financial report to stockholders; and (6) the review of applicable interested party transactions.

The Committee formed to act as the Nominating Committee is composed of two members of the Board of Directors: Messrs. Alexander, its Chairman, and Johnson, member.

The function of the Nominating Committee is to seek out qualified persons to act as members of the Company’s Board of Directors, and provide for compliance standards. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (a) the Nominating Committee members, (b) our other Directors, (c) our stockholders, and (d) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the merits of each candidate’s total credentials.

The Executive Committee is composed of three members of the Board of Directors: Messrs. Johnson, its Chairman, Alexander, member, and McAtamney, member.

The function of the Executive Committee is to exercise all power and authority of the Board of Directors, except as limited by the Company’s by-laws or applicable law, and further in accordance with the Company’s Corporate Governance Guidelines.

The Projects Committee is composed of two members of the Board of Directors: Messrs. Johnson, its Chairman, and Alexander, member.

The function of the Projects Committee is to propose new oil and gas projects for consideration by the Executive Committee and to coordinate with the Finance Committee to present a joint recommendation for such projects to the Executive Committee and the Board of Directors. Upon approval of a project, the Projects Committee coordinates with the Finance Committee and appropriate entities and persons, including management, lenders and project operators, to oversee and manage the accomplishment of approved projects.

The committee formed to act as the Compensation and Stock Option Committee is composed of three members of the Board of Directors: Messrs. Alexander, its Chairman, Johnson, member and McAtamney, member.

The function of the Compensation and Stock Option Committee is to review and recommend along with the Board of Directors, compensation and benefits for the executives of the Company, consultants, and administers and interprets the Company Stock Option Plan and the Directors Stock Option Plan and are authorized to grant options pursuant to the terms of these plans.

The committee formed to act as the Administration and Legal Committee is composed of two members: Ms. Joanne Sylvanus, its Chairman, a consultant, Dermot McAtamney, member.

The function of the Administration and Legal Committee is to supervise matters relating to staff and administration, personnel, payroll, facilities, equipment and systems.

The committee formed to act as the Finance Committee is composed of three members of the present Board of Directors: Messrs. McAtamney, its Chairman, Alexander, member, Johnson, member.

The function of the Finance Committee is to oversee financial affairs of the Company and make recommendations to the Executive Committee and Board of Directors regarding financial affairs and policies of the Company, seek funding for approved projects, and track use of funds for projects and operations.

The committee formed to act as the Shareholder and Investor Relations Committee is composed of two members: Mr. Joseph M. Vasquez III, its Chairman, a consultant, and Dermot McAtamney, member.

The function of the Shareholder and Investor Relations Committee is to assist the Executive Committee and the Board of Directors in maintaining good relations with the Company’s shareholders and investors, and disseminating information regarding the Company’s activities.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding Common Stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied, and all filings were made in a timely fashion.

The affirmative vote of a majority of the stockholders has elected Dennis R. Alexander, Rupert C. Johnson, Dr. Mousa Hawamdah, and Dermot McAtamney, to hold office until the Company's Annual Meeting of Stockholders in 2007 or until their successors are duly elected and qualified.

RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed Donahue Associates, L.L.C., as the Company's independent certified public accountants for the fiscal year ending December 31, 2007. Donahue Associates, L.L.C., was the independent public auditor of the Company for the fiscal year ended 2006, and 2005.

MATERIAL INCORPORATED BY REFERENCE

The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2006. and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2006, June 30, 2006 and March 31, 2006, as amended, respectively, are incorporated herein by reference.

The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2005. and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2005, June 30, 2005 and March 31, 2005, as amended, respectively, are incorporated herein by reference.

The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2004. and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2004, June 30, 2004 and March 31, 2004, as amended, respectively, are incorporated herein by reference.

The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2003. and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2003, June 30, 2003 and March 31, 2003 as amended, respectively, are incorporated herein by reference.

The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2002, and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2002, June 30, 2002, and March 31, 2002 as amended, respectively, are incorporated herein by reference.

The audited balance sheets of the Company and the related statements of operations and cash flows and as of December 31, 2005, 2004, 2003, 2002, 2001, 2000, and 1999 statement of stockholders equity or deficit from October 4,

1995 (date of inception) to December 31, 2004, are incorporated herein by reference to the Company's Registration Statement and Annual Reports on Form 10-SB and Form 10-KSB respectively for the fiscal years ended including December 31, 2002, 2001, 2000 (Form 10-SB) as amended, and for the fiscal years ended December 31, 2004, 2003, 2002, 2001, and 2000 (Form 10-KSB) as amended.

The Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2001, June 30, 2001, and March 31, 2001 as amended, respectively, are incorporated herein by reference.

The Company files annual, quarterly and special reports, proxy statements, and other information with the Securities and Exchange Commission as is required by the Securities Exchange Act of 1934. Shareholders may read and copy any reports, statements or other information we have filed at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, copies may be obtained (at prescribed rates) at the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 75 Park Place, Room 1228, New York, New York 10007. The Company filings are also available on the Internet on the SEC's website at www.sec.gov, and from commercial document retrieval services, such as Primark, whose telephone number is 1-800-777-3272. The Company shall provide, at no cost to the shareholder, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

Additional Information

If you have any questions about the actions described above, you may contact Melvena Alexander, Secretary, at 6564 Smoke Tree Lane, Scottsdale, Arizona 85254, Telephone 480-948-6581.

Recommendation By The Board of Directors

The Board of Directors recommended approval of the election of Directors and the appointment of Donahue Associates, L.L.C.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

/s/ Dennis R. Alexander
Dennis R. Alexander, Chairman, President, and Chief Financial Officer

April 19, 2007

Appendix A

EGPI Firecreek, Inc. Corporate Executive Offices: 6564 Smoke Tree Lane Town of Paradise Valley, Arizona 85253, USA Tel: (480) 948.6581, Fax: (480) 443.1403
Firecreek Petroleum, Inc. Corporate Headquarters 6777 Camp Bowie Blvd., Suite 215 Ft. Worth, Texas 76116, USA

THE JOINT MAJORITY

OF THE

BOARD OF DIRECTORS

AND SHAREHOLDERS

OF

EGPI FIRECREEK, INC.

AND THE

BOARD OF DIRECTORS

OF

FIRECREEK PETROLEUM, INC.

CONSENT TO ACTION IN LIEU OF MEETING

BY CONSENT OBTAINED ELECTRONICALLY, TELEPHONICALLY, OR IN PERSON

LET IT BE KNOWN BY ALL MEN present this 10th Day of January 2007 the Board of Directors and Shareholders of EGPI FIRECREEK, INC. (the “Company”), and the Board of Directors of FIRECREEK PETROLEUM, INC. (“FPI”), Consent to Action in lieu of a meeting by Consent obtained electronically, telephonically, or in person, hereby resolve, ratify, and approve the following measures be taken:

WHEREAS, the Company desires in accordance with the nominating committees actions and recommendations wishes to:

(1) Have EGPI shareholders elect four (4) members to the Company's Board of Directors, to hold offices until the Company’s Annual Meeting of Shareholders in 2008 or until their successors are duly elected and qualified:

The following table sets forth certain information with respect to persons proposed to be elected to the Board of Directors of the Company by the Written Consent:

NAME	AGE	POSITION WITH COMPANY
Dennis R. Alexander	52	Chairman
Rupert C. Johnson	57	Director
Dr. Mousa Hawamdah	58	Director
Dermot McAtamney	51	Director

BUSINESS EXPERIENCE OF CURRENT NOMINATED DIRECTORS AND OFFICERS AT JANUARY 2007:

Dennis R. Alexander has served as Chairman and CFO of the Company and Firecreek Petroleum, Inc. since July 1, 2004 having served as the President and Director of the Company from May 18, 1999 to June 30, 2004. In September 1998 he was a founder, and from January 19, 1999 through its acquisition with the Company served as President and Director of Energy Producers Group, Inc. From April 1997 through March 1998, served as CEO, Director, Consultant of Miner Communications, Inc., a media communications company. From April 26, 1997 through March, 1998 he was a director of Rockline, Inc., a private mining, resource company, and a founder of World Wide Bio Med, Inc., a private health-bio care, start up company. Since March 1996 to the present he has owned Global Media Network USA, Inc., which has included management consulting, advisory services. Mr. Alexander devotes approximately 60 to 80 hours per week minimum, and more as required, to the business of the Company.

Rupert C. Johnson has served as a Director of the Company since October 4, 2005. Mr. Johnson is the senior partner and head of Tirion Group, Inc. leading a team which is engaged in business processes in the Resources Sector, with its concentration towards Oil and Metals in production and marketing related activities. Tirion has assisted the Company’s Strategic operations, corporate objectives, and provided funding. Mr. Johnson has extensive experience in Consulting and Investments through his business interests in resources and trading. He has developed projects in oil products in the Middle East, Southern Africa and Central Europe. Mr. Johnson’s concentration is towards cash producing investment, working with investment funds and other sources of finance.  He has work relationships with several oil, mining and trading entities. Mr. Johnson holds small interests in certain trading and mining ventures. Mr. Johnson was formerly founding CEO and largest private shareholder of a trading and investment business involved in the oil, chemical and metal, and agricultural sectors in the Sub Saharan African continent known as the EXTRADE Group. The group’s base was mainly operated from Cape Town and Johannesburg for the African Region and internationally from the UK and Switzerland The group developed substantial trade and supportive investments in petroleum in refining, storage and retail, storage and land investments in Agriculture. The group also developed partnerships with multi-national associated business entities based in several African countries, Singapore, Germany, Switzerland, Argentina and Brazil, Black Sea countries and in the middle East. The group which commenced business in 1985, was, prior to its dissolution commencing in 2001/2, one of the largest privately owned businesses in the Southern African region employing over 1000 staff and assets in excess of $100 million. Several of the unbundled businesses remain today in controlling roles in their activities in certain regions in the Sub Saharan continent.

Dr. Mousa Hawamdah has been a Director since July 1, 2004, and Chairs the Audit Committee. He has been a Libyan Political envoy, since July 1, 2004, and was an officer of the Company and Firecreek Petroleum, Inc. until December 29, 2004. Dr. Mousa is the President and significant shareholder GAMA Oil and Gas, Inc., a Libyan corporation that is domesticated in Ottawa, Canada. He was born in Libya and became a U.S. citizen in 1982. Dr. Mousa has a Bachelor’s Degree from San Jose State University in Geology. He has a Master’s and Doctorate Degree in Physics from Georgetown University.

Dermot L. McAtamney has served on the Finance Committee of the Company since April 8, 2006.  From June 2004 to April 2006, Mr. McAtamney was a consultant to the Company.  From June 1999 to June 2004, Mr. McAtamney worked privately as a consultant to various companies acting as financial advisor to them in their efforts to perfect business plans and raise capital through private equity transactions. Mr. McAtamney brings over 25 years of financial experience to the Company having begun his career with the Federal Reserve Bank of New York in the foreign exchange department in 1979.  Over the years, Mr. McAtamney has actively traded international currency and bond markets at institutions such as Bank of Montreal, Continental Grain and Shearson Lehman. Mr. McAtamney graduated from St. John’s University with a BA in Economics in 1978.  Mr. McAtamney has been giving the Company the majority of his time, up to 40 hours per week.

(2) Appoint Donahue Associates, L.L.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2007;

THEREFORE, the Board of directors and Shareholders approved the following actions:

(1) Elected four (4) members to the Company's Board of Directors, and to hold offices until the Company’s Annual Meeting of Shareholders in 2008 or until their successors are duly elected and qualified:

NAME	AGE	POSITION WITH COMPANY
Dennis R. Alexander	52	Chairman
Rupert C. Johnson	57	Director
Dr. Mousa Hawamdah	58	Director
Dermot McAtamney	51	Director

(2) Appointed Donahue Associates, L.L.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2007;

FURTHER RESOLVED, the Board of Directors further authorizes Dennis R. Alexander its Chairman, and Rupert Johnson, Director, or their designates to prepare, and complete all items and requisite things necessary and required in order to file a 14C Information Statement, and or other required reports with the Securities and Exchange Commission.

With no further business the Chairman moved that the meeting be adjourned.

/s/ Dennis Alexander	/s/ Rupert C. Johnson
Dennis R. Alexander, Chairman, Director	Rupert C. Johnson, Director

/s/ Dr. Mousa Hawamdah	/s/ Dermot McAtamney
Dr. Mousa Hawamdah, Director	Dermot McAtamney, Accepting Directorship
upon Confirmation by this Consent Action

The enclosed is a certified true and correct copy for placement in the minute books of the corporation this 21st day of January, 2007.

/s/ Melvena Alexander
Corporate Seal	Melvena Alexander, Secretary

On January 21, 2007, the following undersigned Consenting Shareholders, who collectively own approximately 60.55% of the 395,367,446 issued and outstanding shares of the Company’s common stock, herewith consent in writing to the herein proposed and approved Actions:

Name of Consenting Shareholder	Shares Eligible	Adj. Notes	Signature of Each Shareholder

Tirion--Rupert M. Johnson	84,496,340		/s/
Dennis R. Alexander	27,412,500		/s/
Dermot McAtamney	15,000,000		/s/
Dermot McAtamney-Proxy for shares	3,200,000		/s/
Dr. Mousa Hawamdah	9,270,114		/s/
Melvena Alexander	4,815,000		/s/
Joanne Sylvanus	1,000,000		/s/
Steve Antebi	20,000,000		/s/
Tom Richards	4,080,000		/s/
Rusbek Bisultanov	9,000,000		/s/
Timor Bisultanov	4,100,000		/s/
Carlos Aliman	2,160,912		/s/
Joe Vasquez	4,300,000		/s/
Dutchess Equities	3,000,000		/s/
John Bruynell	3,000,000		/s/
Stu Siller	4,425,000		/s/

J. Scott Gardner	1,597,000	/s/
Larry Trapp	2,200,000	/s/
John R. Taylor	12,212,887	/s/
George B. Faulder IV	10,028,409	/s/
William E. Merritt	9,862,887	/s/
Dennis Flyer	68,949	/s/
J. Michael Hester	2,379,500	/s/
Richard Henry Faulder	687,532	/s/
Dr. James Howard	124,752	/s/
Betty LaRue	100,000	/s/
Cindy Rybarczyk	250,000	/s/
Fernando Urcelay	100,000	/s/
Ted Tomerlin	100,000	/s/
Sergiu Caldararu	202,434	/s/
Profitabil E-Business Srl	205,000	/s/

Total Effective Votes	239,379,216
		Signature of Secretary
Adj Eff Votes and (%)	60.55
		/s/ Melvena Alexander
	Final Date of Adjustments	January 21, 2007